Exhibit 10.8


RESELLER AGREEMENT
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          ABOUT YOUR BUSINESS
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  Reseller (Business Name) thatbank.com
              EIN
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          URL
          www.thatbank.com
          Primary Contact Email Address   isam@thatbank.com
          Billing Address
          1199 West Hastings Street, 3rd floor
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  City   Vancouver      Province: BC    Country: Canada     Postal code: V6E 3T5

  Telephone ( 604)899-0411
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          Type of Business
          e-commerce solutions provider
          Yrs. in Business 1
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  Business Address (if different from above)
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          City State Zip code Bus. Telephone ( )
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          Name of Principal Jack Combs
          Title  Executive Vice President
          Home Address
          City
          State
          Zip code
          Telephone (       )



          CREDIT CARD PAYMENT INFORMATION
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  Account#                                                Expiration Date
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          Name on Account

          - OR -    CHECKING ACCOUNT PAYMENT INFORMATION
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  Bank Name              Routing #                            Account #
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  Name on Account
  Reseller hereby authorizes iTransact.com, Inc., or its designee or successor or assign (hereinafter "iTransact") to obtain payments now due or hereinafter imposed owed by Reseller under this Agreement by printing check drafts made payable by Reseller to iTransact on Reseller's account at the financial institution (hereinafter "Bank") indicated above or at such other Bank as Reseller may from time to time use, and/or by charging Reseller's credit card indicated above or such other credit card as Reseller may from time to time use. Further, Reseller authorizes Bank and/or credit card issuer to accept and to charge any drafts or debit entries initiated by iTransact to Reseller's account. In the event that iTransact erroneously debits Reseller's account, Reseller authorizes iTransact to credit Reseller's account for the amount erroneously debited. In the event that Reseller terminates such authorization, iTransact, in its sole discretion, may invoice Reseller for payments due under this Agreement and include a $5.00 per month processing fee in such invoices.
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                                                       X     RESELLER   INITIALS

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ACCEPTANCE OF AGREEMENT INCLUDING ATTACHED TERMS
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  Reseller's Signature/Title    Print Name       John W. Combs     Date 09/20/00
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ACCEPTANCE BY ITRANSACT.COM, INC.
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  Signature/Title                 Print Name
              Date
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                                                                     Page 1 of 4

TERMS
1. RETENTION AND ENGAGEMENT.
iTransact.com, Inc., its successors and assigns (hereinafter referred to as "iTransact"), hereby offers to above-named business (hereinafter referred to as "Reseller") and Reseller hereby accepts from iTransact authorization to sell iTransact's credit card transaction services and EFT transaction services (hereinafter referred to as the "Services") to Reseller's clients (hereinafter individually referred to as "Merchant") on terms and conditions set forth herein. Reseller hereby affirms that it is engaged in a lawful business and is duly licensed under the laws of the State, County, and City where it is located to conduct such business. Reseller agrees to follow procedures provided by iTransact, and understands that these procedures may change from time to time. iTransact reserves the right to refuse service and/or limit access to its servers to anyone. Circumstances (not inclusive of all circumstances) that could warrant such action include nonpayment of fees to iTransact, the discovery of illegal activities on the part of the reseller and/or the merchant, and general economic business decisions.
2. TERM.
This Agreement will begin the date this contract is signed and accepted by Reseller and iTransact, and will remain in effect until terminated by either party. Unless earlier terminated by either party pursuant to Section 2.1 below, this Agreement will continue for three (3) years from the date the contract is signed. After the expiration of the initial term, the Agreement will continue in effect until terminated by at least a ninety (90) day written notice. Either party may terminate this Agreement upon the occurrence of any of the following events:

2.1 Breach by either party of any of the material terms (including obligation to pay) of the Agreement and the failure of the breaching party to cure that breach within thirty (30) days from the receipt of notice from the non-breaching party identifying the breach; or the other party is declared insolvent or bankrupt, or makes an assignment of substantially all of its assets for the benefit of creditors, or a receiver is appointed or any proceeding is demanded by, for or against the other party under any provision of the federal Bankruptcy Act or any amendment to that Act that is not terminated within 90 days.
3. EMPLOYMENT. Reseller is an independent contractor under the terms of this Agreement, and not an employee or legal representative of iTransact. Reseller will not be treated as an employee in regard to any laws covering employees. iTransact will not pay a wage or salary to Reseller. Reseller is responsible for all of his/her own income taxes, social security taxes, unemployment taxes, and any other taxes, licenses, and fees of any kind. Any and all claims for unemployment benefits and or claims for workers' compensation benefits are hereby expressly waived by Reseller.
4.  PAYMENT.
Reseller authorizes iTransact to initiate credit card debits to Reseller's credit card and/or to create check drafts payable from Reseller's checking account for payment of the following fees:
     A. License Fees. Reseller will be charged a one-time fee of $75.00 per Merchant license (also referred to in iTransact literature as "registration").
     B. Monthly Processing Fees. For each account in which Merchant submits fewer than 5,000 total transactions to iTransact in a calendar month, Reseller will be charged a monthly fee of $10.00. For each account in which Merchant submits 5,000 or more total transactions to iTransact in a calendar month, Reseller will be charged the product of $.05 multiplied by the total number of transactions, for each such month.
For accounts in which merchants submit under 5,000 transactions per month, these fees will decrease as follows: (1) When Reseller has purchased 150 to 300 licenses in total, Reseller will be charged a reduced rate of $65.00 per
Merchant license for those licenses (4A), and the corresponding Monthly Processing Fees (4B) for those Merchants will be charged at the continuous monthly rate of $10.00 per month. (2) When Reseller purchases 300 to 500 licenses in total, Reseller will be charged a reduced rate of $55.00 per
Merchant license for those licenses (4A), and the corresponding Monthly Processing Fees (4B) for those Merchants will be charged at the continuous monthly rate of $10.00 per month. (3) When Reseller purchases 501 licenses or more in total, Reseller will be charged a reduced rate of $50.00 per Merchant license for those licenses (4A), and the corresponding Monthly Processing Fees
(4B) for those Merchants will be charged at the continuous monthly rate of $10.00 per month. Reseller may resell the Services to Merchants at such a price as is agreed upon by Reseller and Merchant; however, Reseller understands that iTransact may publish its own direct-to-public prices on iTransact's web site or elsewhere. Reseller assumes full responsibility for collection of fees from Merchant. Reseller agrees to pay iTransact all fees outlined above despite any difficulty in collecting fees from Merchant.
5. NON-DISCLOSURE.
Reseller agrees that the preceding payment information (4A, 4B) will not be used by the Recipient in any way which is to the competitive disadvantage or otherwise detrimental to iTransact and will not, except with the prior written consent of iTransact, be disclosed to any other person or entity. iTransact also agrees not to disclose these same rates to any other person or entity except with the express permission of the Reseller. Notwithstanding the foregoing, Reseller may disclose this information to its affiliates, directors, officers, employees, agents, consultants, accountants, attorneys, and other advisors (the persons to whom such disclosure is permissible and made being collectively called "Representatives"), provided that the Reseller agrees that it will inform its Representatives who have access to this information of the requirements of this agreement.
 6. RETURNED CHECK FEE.
If a check made payable by Reseller to iTransact is returned unpaid, Reseller agrees to pay iTransact a returned check fee of
$15.00.
7. REVIEW.
iTransact shall have the right to increase fees as necessary. Reseller will be notified of any changes in fees at least thirty (30) days in advance.
8. STANDARDS.
Reseller and iTransact shall conduct their businesses in accordance with the highest legal and ethical standards. Reseller and iTransact shall not be involved in Internet abuse including but not limited to spamming - mass unsolicited Emailing, distribution of mass emailing programs, cross-posting messages to large number of usenet groups, posting obscene or inflammatory messages, threatening other Internet users, mail bombing Internet users, running packet sniffers or port scanners, and spamming our support staff. Should a violation occur by Reseller, Reseller will be held responsible for any damages to iTransact's system, servers, connectivity, reputation, business, service, network, operations, or equipment. Should a violation occur by iTransact, iTransact will be held responsible for any damages to Reseller's system, servers, connectivity, reputation, business, service, network, operations, or equipment
 9. INDEMNIFICATION, HOLD HARMLESS.
Reseller agrees to indemnify and hold harmless iTransact from any and all claims, causes of action, demands, judicial and administrative proceedings, errors, liabilities, damages, costs and expenses, including, without limitation, court costs and reasonable attorney's fees, relating to any transaction service, or losses of any type whatsoever that may arise on account of Reseller's or Merchant's activities, or those of Reseller's or Merchant's employees, banks or agents in the performance of this agreement. Reseller shall exonerate, indemnify, defend, and hold iTransact harmless from any liability resulting from Reseller's or Merchant's acts and omissions. iTransact agrees to indemnify and hold harmless Reseller from any and all claims, causes of action, demands, judicial and administrative proceedings, errors, liabilities, damages, costs and expenses, including, without limitation, court costs and reasonable attorney's fees, relating to any transaction service, or losses of any type whatsoever that may arise on account of iTransact's activities, or those of iTransact's employees, banks or agents in the performance of this agreement. iTransact shall exonerate, indemnify, defend, and hold Reseller harmless from any liability resulting from iTransact's acts and omissions.
10. VIOLATION, SEVERANCE.
Should Reseller violate any of the terms of this Agreement, iTransact may sever relationship with Reseller, either temporarily or permanently, as decided by iTransact. Notice period is defined in section 2 above. If such severance occurs, iTransact retains the right to establish a service agreement directly with any and all Merchants (who wish to continue as a client of iTransact) to whom Reseller has sold or offered iTransact's Services, and Reseller agrees, upon iTransact's request, to cease billing Merchant for iTransact's Services and assign rights of billing to iTransact.
11. ASSIGNMENT.
iTransact may assign or transfer this Agreement or any sums due or to become due hereunder, and in such event iTransact's assignee or transferee shall have the rights, powers, privileges and remedies of iTransact hereunder. Reseller may also assign or transfer this Agreement or any sums due or to become due hereunder, and in such event Reseller's assignee or transferee shall have the rights, powers, privileges and remedies of Reseller hereunder.
12.  JURISDICTION, WAIVER OF JURY TRIAL.
This Agreement and any guaranty hereof shall be interpreted and construed in accordance with, and governed by, the internal laws of the state of Utah. All actions, proceedings or litigation brought by iTransact, Reseller, or any Merchant shall be instituted and prosecuted in the jurisdiction of the defendant. The parties acknowledge their agreement that the state courts sitting in the jurisdiction shall be the exclusive forum for all actions; proceedings or litigation between or among the parties, notwithstanding that other courts may have jurisdiction over the parties and the subject matter. Reseller waives, insofar as permitted by law, trial by jury in any action, proceeding or litigation between or among iTransact, Reseller or any Merchant.
13.  PORTABILITY OF MERCHANTS Reseller
maintains ownership and control of merchants that it has connected to iTransact's payment processing platform. Reseller may transfer these merchants to another payment processing platform anytime after 30 days written notice has been provided to iTransact. iTransact will not solicit business from these merchants using data that was obtained while these merchants were using iTransact's gateway via the Reseller.
14.  MISCELLANEOUS.
The signer certifies that he/she is authorized to execute this Agreement on behalf of Reseller. This Agreement shall be binding upon the parties, their successors, legal representatives and assigns. No delay by iTransact in enforcing any rights under this Agreement shall be interpreted as a waiver of said rights. If any provision of this Agreement or the application thereof to any person, business entity, or circumstance is determined to be invalid, the remainder of this Agreement, or the application of such provisions to any person, business entity or circumstances other than those to which it is held invalid, shall not be affected thereby.



Reseller Initials __________                                         Page 4 of 4


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